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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    April 18, 2006
                                                     ---------------------------

                       COMMONWEALTH INCOME & GROWTH FUND V
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

               333-108057                               65-1189593
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        (Commission File Number)             (IRS Employer Identification No.)


470 John Young Way, Ste.300, Exton, PA                    19341
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(Address of Principal Executive Offices)                (Zip Code)

                                  800-249-3700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The Company learned on April 18, 2006 that George S. Springsteen, founder of the Commonwealth family of companies, passed away during the night of April 17, 2006.

         Mr. Springsteen had been the Chairman of the Board, Chief Executive Officer and Treasurer of the general partner's parent company, Commonwealth Capital Corporation ("CCC"), since its founding in 1978. Mr. Springsteen had also been serving at the time of his passing as the Chairman of the Board, Chief Executive Officer and Treasurer of the Company's general partner, Commonwealth Income & Growth Fund, Inc. ("CIGF, Inc.") and a broker-dealer wholly owned by CCC, Commonwealth Capital Securities Corp. ("CCSC").

         By action of the board of directors of CCC and CIGF, Inc. taken April 24, 2006, the following changes in the management of CIGF, Inc., CCC and CCSC have been adopted:

Officer Changes
---------------

         Mr. Springsteen's spouse, Kimberly A. Springsteen, has been appointed as Chairman of the Board, Chief Executive Officer and Treasurer of CCC, CIGF, Inc. and CCSC, and remains a director and Chief Operating Officer of each. Prior to the date hereof, Ms. Springsteen had been President of CCC, CIGF, Inc. and CCSC. Ms. Springsteen, age 46, joined Commonwealth in 1997, as a founding registered principal and Chief Compliance Officer of CCSC. Ms. Springsteen has been responsible for oversight of daily operations, due diligence and business development. Ms. Springsteen also has overseen the Portfolio Advisory Committee, the Audit Committee, the Disaster Recovery Committee and the Facilities Committee. Ms. Springsteen holds her NASD Series 7, 63 and 39 licenses and is a member of the Equipment Leasing Association, the Financial Planners Association and serves on the Board of Trustees for the Investment Program Association.

         Henry J. Abbott, age 55, has been appointed as President of CCC and CIGF, Inc., and remains a Director of CCC, CIGF, Inc. and CCSC. Mr. Abbott joined Commonwealth in 1998 and had served until April 18, 2006 as Senior Vice President and Portfolio Manager of CCC, CIGF, Inc. and CCSC. Mr. Abbott attended St. John's University and holds his NASD Series 7, 63 and 24 licenses. Mr. Abbott is a member of the Equipment Leasing Association and the Investment Program Association.

         Jay M. Dugan, age 58, has been appointed as Executive Vice President of CCC, CIGF, Inc. and CCSC. Mr. Dugan is Chief Technology Officer and had served until April 18, 2006 as Senior Vice President of CCC, CIGF, Inc. and CCSC. Mr. Dugan joined Commonwealth in 2002. Prior to Commonwealth, Mr. Dugan founded First Securities USA, an NASD member firm, in 1988 and operated that firm through 1998. From 1999 until 2002, Mr. Dugan was an independent due diligence consultant until he came to Commonwealth to develop that area of the firm. Mr. Dugan is a senior member of the Disaster Recovery Committee, as well as oversight member of the Website Committee.

         Lynn A. Franceschina, age 34, has been appointed as Executive Vice President of CCC, CICG, Inc. and CCSC. Ms. Franceschina joined Commonwealth in 2001 and serves as Controller of CCC, CIGF, Inc. and CCSC. Ms. Franceschina is responsible for the oversight of all accounting, cash management, financial reporting and audit and tax preparation functions. During the period of March 2004 to October 2004, Ms. Franceschina was employed with Wilmington Trust Corp., where she played a part in the development of policies and procedures related to the Sarbanes Oxley Act and its documentation. Prior to Commonwealth, in 1994 until 1999, Ms. Franceschina served as a Senior Accountant with Duquesne University, and from 1999 to 2000, a Senior Financial Analyst for Environ Products. Ms. Franceschina attended Robert Morris University and holds a Bachelor of Science in Accounting. Ms. Franceschina serves on the Portfolio Advisory Committee, the Audit Committee and the Disaster Recovery Committee, as well as a member of the Equipment Leasing Association, the Investment Program Association and the Institute of Management Accountants.

         James Pruett, age 40, has been appointed as a Vice President of CCC, CIGF, Inc. and CCSC. Mr. Pruett joined Commonwealth in 2002 and also serves as a Compliance Officer of CCC and its affiliates. Mr. Pruett is responsible for management of regulatory policies and procedures, assisting in compliance internal audit, associate regulatory filings, broker/dealer registrations, state and broker/dealer financial regulatory reporting requirements. Mr. Pruett holds his NASD Series 22 and 63 licenses. Prior to joining Commonwealth, Mr. Pruett served as Managing Editor/Associate Publisher for Caliber Entertainment, a publishing and entertainment licensing company. Mr. Pruett is a member of the Equipment Leasing Association and the Investment Program Association.

         Donnamarie D. Abbott, age 46, has been appointed as a Vice President of CCC, CIGF, Inc. and CCSC. Ms. Abbott joined Commonwealth in 2001 and also serves as Investor Services Manager of CCC its affiliates. Ms. Abbott is responsible for management of daily operations in Investor Services, from pre-formation stage through issuance of investors' final distribution, communication, audited financial report, including fund masters, blue sky coordination, subscription processing, distributions, transfers of interest, redemptions, reporting and tax reporting. Ms. Abbott holds her NASD Series 22 and 63 licenses. Ms. Abbott is a member of the Equipment Leasing Association and a member of the Investment Program Association.



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Board of Directors Changes
--------------------------

         Effective as of April 18, 2006, Jay M. Dugan, Katrina M. Mason and Lynn
A. Franceschina are joining Ms. Springsteen and Mr. Abbott on the board of directors of CCC and CIGF, Inc. Ms. Springsteen has been appointed as the Chairman of the Board of Directors.

         Katrina M. Mason, age 33, has been appointed President of CCSC, effective as of the date hereof. Mr. Mason joined Commonwealth in 2002 and served until April 18, 2006 as Senior Vice President, Broker/Dealer Relations Manager and Due Diligence Manager of CCC, and CIGF, Inc. and CCSC. Ms. Mason is also a registered principal of CCSC. Ms. Mason serves on CCC's Disaster Recovery Committee and the Website Committee. Prior to Commonwealth, Ms. Mason worked at ICON Securities, an equipment leasing sponsor, from 1997 to 2002 and served as President from 2001 to 2002. Prior to that, Ms. Mason served as a Regional Marketing Director of Textainer Capital, an equipment-leasing sponsor. Ms. Mason attended the University of California at Santa Barbara and holds a Bachelor of Arts and also attended University of San Francisco and holds an MBA. Ms. Mason holds her NASD Series 7, 22, 63 & 24 licenses. Ms. Mason is a member of the Equipment Leasing Association, the Financial Planners Association and the Investment Program Association.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMMONWEALTH INCOME & GROWTH FUND V


                               By: Commonwealth Income & Growth Fund, Inc., Its General Partner



                                     By:    /s/ Kimberly A. Springsteen
                                         --------------------------------
                                            Kimberly A. Springsteen,
                                            Chief Executive Officer


Date: April 24, 2006